Accounts Receivable (FY)	12 Months Ended
Sep. 30, 2019
OneWater LLC [Member]
Accounts Receivable [Abstract]
Accounts Receivable
6	Accounts Receivable

  The accounts receivable balance at September 30, 2019 and 2018, represents trade and other receivables. Accounts receivable primarily consists of contracts in transit. These amounts represent anticipated funding from the loan agreement customers execute at the store when they purchase their new or pre-owned boat. These finance contracts are typically funded within 30 days. Trade receivables include amounts due from customers on the sale of boats, parts, service, and storage. Amounts due from manufacturers represent receivables for various manufacturer incentive programs and parts and service work performed pursuant to the manufacturers’ warranties.

Accounts Receivable consisted of the following at September 30:

	2019	2018
	($ in thousands)
Contracts in transit	$8,453	$5,449
Trade and other accounts receivable	1,544	3,519
Manufacturer receivable	5,297	1,921
Total accounts receivable	$15,294	$10,889

As of September 30, 2019 and 2018, all accounts receivable amounts are deemed collectible. Management closely monitors outstanding accounts receivable for collectability based on the age of the receivable and the history of past collections and will write off any balances that are considered to be uncollectable. Historically, these amounts were immaterial and as a result the Company does not maintain an allowance for doubtful accounts.